200 Berkeley Street Boston, MA 02116-5034

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the semiannual reports of Evergreen Municipal Trust (the “Registrant”) on Form N-CSRS for the period ended November 30, 2009, as filed with the Securities and Exchange Commission (the “Reports”), I, Kasey Phillips, Principal Financial Officer of Evergreen Municipal Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 29, 2010
/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer Evergreen Municipal Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the semiannual reports of Evergreen Municipal Trust (the “Registrant”) on Form N-CSRS for the period ended November 30, 2009, as filed with the Securities and Exchange Commission (the “Reports”), I, W. Douglas Munn, Principal Executive Officer of Evergreen Municipal Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 29, 2010
/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer Evergreen Municipal Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.